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                  COHEN & STEERS TOTAL RETURN REALTY FUND, INC.

February 4, 2002

To Our Shareholders:

    We are pleased to submit to you our report for the quarter and year ended December 31, 2001. The net asset value per share at that date was $13.41. During the quarter three $0.08 per share monthly dividends were declared and paid to common shareholders. In addition, a special income dividend of $0.03 per share was declared for common shareholders of record on December 20, 2001 and was paid on January 15, 2002.

2001 INVESTMENT REVIEW

    For the quarter, Cohen & Steers Total Return Realty Fund had a total return, based on income and change in net asset value, of 4.4%. This performance compares to the NAREIT Equity REIT Index's* total return of 5.0%. For the 12 months ended December 31, 2001 the Fund's total return was 16.8%. The NAREIT Equity REIT Index had a total return of 13.9%.

    What made this past year so successful for the Fund -- and so difficult for the vast majority of our competitors -- was the outperformance of the higher-yield, smaller-capitalization REITs. These stocks outperformed the REIT universe because the Federal Reserve, in cutting the federal funds rate aggressively, to 1.75% from 6.50%, made their yields attractive to investors. As a result, our strategy, which emphasized higher-yielding companies satisfying our quality and valuation criteria, outperformed the REIT market in general. As we will discuss below, we also added significant value by virtue of our sector weightings and stock selection.

    While the Fund's performance was particularly noteworthy in 2001, REITs, in general, delivered another year of solid absolute and relative returns compared to other asset classes. For the second year in a row, REITs outperformed stocks, which had a total return of -11.9%, as measured by the S&P 500 Index. Also for the second consecutive year, REITs outperformed bonds, which had a total return of 8.5%, as measured by the Salomon Broad Investment Grade Bond Index. Over the past two years, REITs have generated a cumulative total return of 44.0%, exceeding the S&P 500 Index by 63.9 percentage points -- the largest margin of outperformance for any two-year period since 1976-77.

    REITs were faced with a significant challenge in 2001: the first recession of the modern REIT era. By demonstrating earnings resilience relative to corporate America, REITs passed this test. While it is true that REIT earnings grew only 5%-6% last year (analysts originally expected 8%-9% growth), this performance was far superior to the earnings for the S&P 500, which fell a startling 18%. One reason for REITs' resilience in the face of flagging demand was favorable real estate fundamentals: REITs entered the slowdown with high occupancies and below-market rents. This, combined with the contractual nature of many real estate leases, reduced the impact of the recession on their earnings. REIT earnings also benefited from record-low interest rates in 2001, which allowed many of them to refinance their debt (REITs issued $11.9 billion of corporate debt in 2001, the second most active year ever). REITs also proved their mettle as income generators, with most of the group continuing to increase

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                  COHEN & STEERS TOTAL RETURN REALTY FUND, INC.

dividends in the face of economic uncertainty. The average REIT increased its dividend 5.4%, while S&P 500 dividends declined 3.3% -- the worst such decline since 1951.

    With regard to the Fund, we added significant value this year with our Health Care holdings, which outperformed the index substantially due to the noncyclical attributes of nursing home and hospital demand, the improvements in Medicare reimbursement, and the higher yields these companies offered. Our Regional Mall holdings also fared well, benefiting primarily from attractive debt refinancing opportunities; they also got a boost when investors realized that the recession was not going to hurt the sector's fundamentals as much as most had imagined. Our performance was also helped by low weightings in economically sensitive sectors -- specifically, Office and Apartment -- which underperformed the defensive sectors, such as Shopping Center and Self Storage. As the economy slid into recession, investors questioned whether growth rates could be sustained and placed a greater value on current income. The sector that detracted the most from our performance was the Hotel sector, which faced unique difficulties due to the events of September 11. We employed a conservative strategy and eliminated these holdings due to the potentially severe and unquantifiable risks brought on by the terrorist attacks and to the likelihood that these companies would suspend their dividends.

    Our investment in REIT preferred stocks was a direct beneficiary of the decline in interest rates. These stocks offer the best and most secure yields in the REIT market. The Fund benefited not only from their high yields, but also from price appreciation, as investors were attracted to this high-quality source of income.

    As a result of their performance in 2001, REITs reaffirmed both their status as an asset class and their value as a portfolio diversifier. Both of these facts should begin to draw more investors to REITs. And, if the recent addition of seven REITs to Standard & Poor's indexes (including two to the bellwether S&P 500 Index) is any indication, this process is well underway.

2002 INVESTMENT OUTLOOK

    Now that REITs are two years into a bull market, it is logical to ask if the advance has run its course. We don't believe it has. Since 1971, there have been six REIT bull markets. On average, they have lasted 36 months, resulted in price appreciation of 71%, and had a total return of 124%. The current bull market has lasted only 22 months, resulted in price appreciation of 26%, and returned 45%. Furthermore, the most recent bull market (1995-97) ended because of overvaluation (REITs were trading at a 25% premium to net asset value, 'NAV') and a deluge of equity offerings ($26 billion was issued in 1997). Today, by contrast, REITs are still trading at a discount to NAV, and equity issuance has been modest, totaling just $4 billion last year. The following is our 2002 outlook, which forms the basis for our investment strategy:

     REIT EARNINGS GROWTH WILL BE MODERATE IN 2002 AND ACCELERATE IN 2003. Because leases delay the effect of changing market conditions on real estate revenue, the recession's impact on REIT earnings will be felt this year. As a result, Wall Street analysts have low expectations for cash flow growth, just 4%-5%. However, looking to 2003, we believe the building blocks are in place for growth to accelerate. Due to the

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                  COHEN & STEERS TOTAL RETURN REALTY FUND, INC.

     recession, new construction has declined dramatically -- a major positive for landlords. And, as a result of the record economic stimulus now in place, the economy is beginning to show signs of improvement. Therefore, we expect the supply/demand picture for real estate to improve sometime in 2002, and we look for occupancy rates to increase in 2003, an important catalyst for accelerating growth.

     REIT FUNDAMENTALS WILL BEGIN TO BENEFIT FROM AN IMPROVING COST OF CAPITAL. REITs have not had access to equity since 1999 due to its prohibitively high cost. If valuation multiples expand as we expect, REITs may be able to take advantage of more investment opportunities. With access to equity, REITs can blend the cost of equity with the extremely low cost of debt to add value by investing new capital. While development is not an investment option due to current market conditions, we expect REITs to find opportunities to acquire properties hurt by recession-induced vacancy and to acquire private owners who need to cash out partners or have succession/estate-planning needs.

     REIT VALUATION MULTIPLES SHOULD EXPAND TO REFLECT ACCELERATING GROWTH POTENTIAL IN 2003 AND BEYOND. REITs have gone through a recession, and yet they still produced earnings growth. This performance should finally allow REITs to earn a higher multiple for their better-than-expected earnings stability. Moreover, REIT cash flow multiples are still historically low. Therefore, it is likely that valuations already reflect the low growth expected in 2002, and that multiples can expand in anticipation of accelerating growth in 2003. What's more, dividend payout ratios are just 61% today, compared to nearly 100% ten years ago. Lower payout ratios are important, as they provide REITs with more cash with which to finance acquisitions or re-pay debt. The earnings produced by retained cash flow are virtually assured and increase the proportion of growth from internal sources, which is typically afforded the highest multiple by investors.

     REIT PERFORMANCE LEADERSHIP WILL SHIFT FROM INCOME- TO GROWTH-ORIENTED SECURITIES, AND FROM DEFENSIVE TO CYCLICAL SECTORS. The outperformance by the high-yield, small-cap companies last year dramatically reduced the valuation differential separating them from their low-yield, blue-chip peers. As a result, the dividend-yield spread separating the top and bottom yield quartiles shrunk to 310 basis points from 600 basis points. If we are correct that the economy is improving, it is likely that the factors that drove REIT performance last year, particularly the Fed's easing, will reverse to some degree this year. As a result, investors' confidence in the ability of REITs to enjoy accelerated earnings growth in 2003 may increase.

     Due to the compression of valuations and yield spreads, we are taking advantage of the opportunity to increase the Fund's investment in the higher-quality, more-economically-sensitive REITs. Their valuations are compelling on several measures and, in our view, are superior to the valuations of defensive sectors, which experienced significant multiple expansion last year. We have gradually increased the Fund's weightings in the Office, Regional Mall, and Industrial sectors. Similarly, we have reduced our weighting in the Health Care sector and have maintained lower weightings in the Shopping Center and Self Storage sectors.

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                  COHEN & STEERS TOTAL RETURN REALTY FUND, INC.

SUMMARY

    It has been 11 years since the last recession, providing us with a meaningful 'cycle' over which to judge the performance of modern-era REITs. The table below shows that, during that cycle, REITs delivered annualized returns of 13.6%, compared with the S&P 500's 14.4% return. While those returns are quite similar, their composition is not. Dividends accounted for 75% of REITs' total return, compared to just 26% for stocks. However, over that time, the multiples of stocks expanded, while those of REITs contracted, explaining why stocks, despite their lower dividend yields and lower earnings growth, outperformed REITs.

                  Sources of Total Return over a Cycle
                      Eleven Years ended 12/31/01

                                     REITs    Stocks
            Dividend Return          10.2%      3.8%
            Earnings Growth           9.4%      5.3%
            Multiple Change          -6.0%      5.3%
            -----------------------------------------
            Total Return             13.6%     14.4%
            -----------------------------------------

    In an environment where equity return expectations have declined, we believe that REITs, by virtue of fulfilling a large part of the return hurdle through their high dividend yields, have become more attractive to investors. While stock multiples expanded over the past cycle, and REIT multiples contracted, we believe this trend is in the process of being reversed. In our view, these factors, combined with our fundamental outlook, should enable REITs to continue to deliver acceptable relative returns.

    Finally, we note that Greg E. Brooks was recently named a co-portfolio manager of the Fund. Mr. Brooks is a Senior Vice President of Cohen & Steers Capital Management, Inc. and has been a member of the Fund's investment team since he joined Cohen & Steers Capital Management in 2000. Mr. Brooks was an investment

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                                       4





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                  COHEN & STEERS TOTAL RETURN REALTY FUND, INC.

analyst with another real estate securities manager prior to joining Cohen & Steers. Mr. Brooks will manage the Fund with Martin Cohen and Robert H. Steers, who continue in their role as co-portfolio managers.

Sincerely,

             MARTIN COHEN        ROBERT H. STEERS
             MARTIN COHEN        ROBERT H. STEERS
              President              Chairman

                              GREG E. BROOKS
                              GREG E. BROOKS
                            Portfolio Manager


         Cohen & Steers is online at www.cohenandsteers.com

    We have recently enhanced both the look and features of our website to give you more information about our company, our funds, and the REIT market in general. Check out our new interactive Asset Allocation Tool, which allows you to add REITs to any portfolio to see how they impact expected total returns and risk. Or try the Fund Performance Calculator and see how our funds have performed versus the S&P 500 Index or NASDAQ Composite. As always, you can also get daily net asset values, fund fact sheets, portfolio highlights, recent news articles, and our overall insights on the REIT market.

            So visit us today at www.cohenandsteers.com

* The NAREIT Equity REIT Index is an unmanaged, market-capitalization-weighted index of all publicly traded REITs that invest predominantly in the equity ownership of real estate. The index is designed to reflect the performance of all publicly traded REITs as a whole.

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                                       5





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                  COHEN & STEERS TOTAL RETURN REALTY FUND, INC.
                            SCHEDULE OF INVESTMENTS
                               DECEMBER 31, 2001

                                                               NUMBER        VALUE
                                                              OF SHARES     (NOTE 1)
                                                              ---------   ------------
EQUITIES                                             98.79%
  COMMON STOCK                                       79.59%
    APARTMENT/RESIDENTIAL                            12.40%
         Apartment Investment & Management Co. -- Class A...    73,200    $  3,347,436
         Camden Property Trust..............................    58,800       2,157,960
         Gables Residential Trust...........................    74,900       2,217,040
         Home Properties of New York........................    41,400       1,308,240
         Post Properties....................................    35,100       1,246,401
         Summit Properties..................................    98,000       2,451,960
         United Dominion Realty Trust.......................   184,200       2,652,480
                                                                          ------------
                                                                            15,381,517
                                                                          ------------
    DIVERSIFIED                                       2.06%
         Colonial Properties Trust..........................    82,100       2,557,415
                                                                          ------------
    HEALTH CARE                                      11.54%
         Health Care Property Investors.....................    86,700       3,139,407
         Healthcare Realty Trust............................   148,600       4,160,800
         Nationwide Health Properties.......................   202,300       3,780,987
         Ventas.............................................   281,700       3,239,550
                                                                          ------------
                                                                            14,320,744
                                                                          ------------
    INDUSTRIAL                                        3.91%
         First Industrial Realty Trust......................    98,800       3,072,680
         ProLogis Trust.....................................    82,600       1,776,726
                                                                          ------------
                                                                             4,849,406
                                                                          ------------
    MANUFACTURED HOME                                 2.22%
         Chateau Communities................................    92,000       2,750,800
                                                                          ------------
    OFFICE                                           20.12%
         Arden Realty.......................................   147,800       3,916,700
         Brandywine Realty Trust............................   232,900       4,907,203
         Crescent Real Estate Equities Co...................   125,900       2,280,049
         Equity Office Properties Trust.....................    39,100       1,176,128
         Highwoods Properties...............................   171,100       4,440,045
         Mack-Cali Realty Corp..............................   158,800       4,925,976
         Prentiss Properties Trust..........................   120,900       3,318,705
                                                                          ------------
                                                                            24,964,806
                                                                          ------------

                See accompanying notes to financial statements.
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                                       6

--------------------------------------------------------------------------------

                  COHEN & STEERS TOTAL RETURN REALTY FUND, INC.
                     SCHEDULE OF INVESTMENTS -- (CONTINUED)
                               DECEMBER 31, 2001

                                                               NUMBER        VALUE
                                                              OF SHARES     (NOTE 1)
                                                              ---------   ------------
    OFFICE/INDUSTRIAL                                 7.71%
         Kilroy Realty Corp.................................    49,100    $  1,289,857
         Liberty Property Trust.............................   183,200       5,468,520
         Reckson Associates Realty Corp. -- Class B.........   110,000       2,806,100
                                                                          ------------
                                                                             9,564,477
                                                                          ------------
    SHOPPING CENTER                                  19.63%
      COMMUNITY CENTER                                5.91%
         Developers Diversified Realty Corp.................   220,700       4,215,370
         Pan Pacific Retail Properties......................   108,400       3,113,248
                                                                          ------------
                                                                             7,328,618
                                                                          ------------
      OUTLET CENTER                                   2.10%
         Chelsea Property Group.............................    53,100       2,607,210
                                                                          ------------
      REGIONAL MALL                                  11.62%
         CBL & Associates Properties........................   112,300       3,537,450
         General Growth Properties..........................    36,800       1,427,840
         JP Realty..........................................   116,800       2,778,672
         Macerich Co........................................    53,400       1,420,440
         Simon Property Group...............................   128,100       3,757,173
         Taubman Centers....................................   100,900       1,498,365
                                                                          ------------
                                                                            14,419,940
                                                                          ------------
         TOTAL SHOPPING CENTER..............................                24,355,768
                                                                          ------------
             TOTAL COMMON STOCK (Identified
                cost -- $85,122,298)........................                98,744,933
                                                                          ------------

                See accompanying notes to financial statements.
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


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                  COHEN & STEERS TOTAL RETURN REALTY FUND, INC.
                     SCHEDULE OF INVESTMENTS -- (CONTINUED)
                               DECEMBER 31, 2001

                                                               NUMBER        VALUE
                                                              OF SHARES     (NOTE 1)
                                                              ---------   ------------
  PREFERRED STOCK                                    19.20%
         Apartment Investment & Management Co., 9.00%,
           Series C.........................................    44,000    $  1,062,600
         Apartment Investment & Management Co., 8.75%,
           Series D.........................................    10,000         233,500
         Apartment Investment & Management Co., 9.375%,
           Series G.........................................   173,200       4,373,300
         Apartment Investment & Management Co., 10.10%,
           Series Q.........................................    25,000         646,250
         Apartment Investment & Management Co., 10.000%,
           Series R.........................................    18,100         468,790
         CarrAmerica Realty Corp., 8.57%, Series B..........    26,400         647,064
         CarrAmerica Realty Corp., 8.55%, Series C..........    15,500         378,975
         Colonial Properties Trust, 8.75%, Series A.........    81,900       2,055,690
         Crescent Real Estate Equities Co., 6.75%, Series A
           (Convertible)....................................     4,300          83,205
         Crown American Realty Trust, 11.00%, Series A......    55,400       2,864,180
         FelCor Lodging Trust, 9.00%, Series B..............     2,000          46,500
        #Highwoods Properties, 8.625%, Series A.............     4,300       3,977,500
         Host Marriott Corp, 10.00%, Series C...............     4,000         100,000
        #Nationwide Health Properties, 7.677%, Series P.....    47,000       3,630,750
         Taubman Centers, 8.30%, Series A...................   139,500       3,250,350
                                                                          ------------
             TOTAL PREFERRED STOCK (Identified
                cost -- $22,021,080)........................                23,818,654
                                                                          ------------
             TOTAL EQUITIES (Identified
                cost -- $107,143,378).......................               122,563,587
                                                                          ------------
                                                              PRINCIPAL
                                                               AMOUNT
                                                              ---------

CORPORATE BOND                                        0.47%
         #Host Marriott, LP, 9.50%, due 1/15/07
           (Identified cost -- $600,744)....................  $600,000         582,364
                                                                          ------------
TOTAL INVESTMENTS (Identified
  cost -- $107,744,122) ............................  99.26%               123,145,951
OTHER ASSETS IN EXCESS OF LIABILITIES ................ 0.74%                   917,713
                                                     ------               ------------
NET ASSETS (Equivalent to $13.41 per share based on
  9,249,159 shares of capital stock outstanding) ... 100.00%              $124,063,664
                                                     ------               ------------
                                                     ------               ------------


-------------------
# Security trades infrequently. The Fund prices this security at fair value using procedures approved by the Fund's Board of Directors.

                See accompanying notes to financial statements.
--------------------------------------------------------------------------------
                                       8

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                  COHEN & STEERS TOTAL RETURN REALTY FUND, INC.
                      STATEMENT OF ASSETS AND LIABILITIES
                               DECEMBER 31, 2001

ASSETS:
    Investments in securities, at value (Identified
       cost -- $107,744,122) (Note 1).......................  $123,145,951
    Dividends and interest receivable.......................       880,116
    Receivable for investment securities sold...............       564,239
    Other assets............................................         5,774
                                                              ------------
         Total Assets.......................................   124,596,080
                                                              ------------
LIABILITIES:
    Payable for dividends declared..........................       277,475
    Payable to custodian bank...............................       103,215
    Payable to investment adviser...........................        73,314
    Payable to administrator................................         4,517
    Other liabilities.......................................        73,895
                                                              ------------
         Total Liabilities..................................       532,416
                                                              ------------
NET ASSETS applicable to 9,249,159 shares of $0.001 par
  value common stock outstanding (Note 4)...................  $124,063,664
                                                              ------------
                                                              ------------
NET ASSET VALUE PER SHARE:
    ($124,063,664[div]9,249,159 shares outstanding).........  $      13.41
                                                              ------------
                                                              ------------
MARKET PRICE PER SHARE......................................  $      13.60
                                                              ------------
                                                              ------------
MARKET PRICE PREMIUM TO NET ASSET VALUE PER SHARE...........          1.42%
                                                              ------------
                                                              ------------
NET ASSETS consist of:
    Paid-in capital (Notes 1 and 4).........................  $114,575,785
    Accumulated net realized loss on investments sold.......    (5,913,950)
    Net unrealized appreciation on investments..............    15,401,829
                                                              ------------
                                                              $124,063,664
                                                              ------------
                                                              ------------

                See accompanying notes to financial statements.
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                                       9

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                  COHEN & STEERS TOTAL RETURN REALTY FUND, INC.
                            STATEMENT OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 2001

Investment Income (Note 1):
    Dividend income.........................................  $ 9,449,598
    Interest income.........................................      152,026
                                                              -----------
         Total Income.......................................    9,601,624
                                                              -----------
Expenses:
    Investment advisory fees (Note 2).......................      787,982
    Reports to shareholders.................................      127,886
    Administration fees (Note 2)............................       77,236
    Professional fees.......................................      202,304
    Directors' fees and expenses (Note 2)...................       33,991
    Custodian fees and expenses.............................       31,511
    Registration and filing fees............................       27,978
    Transfer agent fees.....................................       23,033
    Miscellaneous...........................................       13,545
                                                              -----------
         Total Expenses.....................................    1,325,466
                                                              -----------
Net Investment Income.......................................    8,276,158
                                                              -----------
Net Realized and Unrealized Gain/(Loss) on Investments:
    Net realized loss on investments........................   (2,499,611)
    Net change in unrealized appreciation on investments....   10,660,057
                                                              -----------
         Net realized and unrealized gain/(loss) on
            investments.....................................    8,160,446
                                                              -----------
Net Increase in Net Assets Resulting from Operations........  $16,436,604
                                                              -----------
                                                              -----------

                See accompanying notes to financial statements.
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                                       10

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                  COHEN & STEERS TOTAL RETURN REALTY FUND, INC.
                       STATEMENT OF CHANGES IN NET ASSETS

                                                        FOR THE             FOR THE
                                                      YEAR ENDED          YEAR ENDED
                                                   DECEMBER 31, 2001   DECEMBER 31, 2000
                                                   -----------------   -----------------
Change in Net Assets:

    From Operations:
         Net investment income....................   $  8,276,158         $ 6,965,055
         Net realized loss on investments.........     (2,499,611)         (4,508,075)
         Net change in unrealized appreciation on
            investments...........................     10,660,057          17,392,538
                                                     ------------         -----------
              Net increase in net assets resulting
                from operations...................     16,436,604          19,849,518
                                                     ------------         -----------

    Dividends and Distributions to Shareholders
       from (Note 1):
         Net investment income....................     (6,569,865)         (5,505,948)
         Tax return of capital....................     (1,846,456)         (1,596,803)
                                                     ------------         -----------
              Total dividends and distributions to
                shareholders......................     (8,416,321)         (7,102,751)
                                                     ------------         -----------

    Capital Stock Transactions (Note 5):
         Increase in net assets from shares issued
            in exchange for the net assets of
            Cohen & Steers Realty Income Fund,
            Inc...................................     24,638,520                  --
                                                     ------------         -----------
              Total increase in net assets........     32,658,803          12,746,767
    Net Assets:
         Beginning of year........................     91,404,861          78,658,094
                                                     ------------         -----------
         End of year..............................   $124,063,664         $91,404,861
                                                     ------------         -----------
                                                     ------------         -----------

                See accompanying notes to financial statements.
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                                       11

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                  COHEN & STEERS TOTAL RETURN REALTY FUND, INC.
                              FINANCIAL HIGHLIGHTS

    The following table includes selected data for a share outstanding throughout each year and other performance information derived from the Financial Statements. It should be read in conjunction with the Financial Statements and notes thereto.

                                                              FOR THE YEAR ENDED DECEMBER 31,
                                                    ----------------------------------------------------
PER SHARE OPERATING PERFORMANCE:                     2001      2000       1999         1998        1997
--------------------------------                    ------    -------    -------    ----------    ------
Net asset value, beginning of year................  $12.35    $ 10.63    $ 12.35    $    17.51    $16.87
                                                    ------    -------    -------    ----------    ------
Income from investment operations:
    Net investment income.........................    0.97       0.94       1.01          1.17      1.10
    Net realized and unrealized gain/(loss) on
      investments.................................    1.08       1.74      (1.74)        (3.36)     2.38
                                                    ------    -------    -------    ----------    ------
        Total from investment operations..........    2.05       2.68      (0.73)        (2.19)     3.48
                                                    ------    -------    -------    ----------    ------
Less dividends and distributions to shareholders
  from:
    Net investment income.........................   (0.77)     (0.74)     (0.83)        (0.74)    (0.96)
    Net realized gain on investments..............      --         --         --         (2.05)    (1.88)
    Tax return of capital.........................   (0.22)     (0.22)     (0.16)        (0.18)       --
                                                    ------    -------    -------    ----------    ------
        Total from dividends and distributions to
          shareholders............................   (0.99)     (0.96)     (0.99)        (2.97)    (2.84)
                                                    ------    -------    -------    ----------    ------
        Net increase/(decrease) in net assets.....    1.06       1.72      (1.72)        (5.16)     0.64
                                                    ------    -------    -------    ----------    ------
Net asset value, end year.........................  $13.41    $ 12.35    $ 10.63    $    12.35    $17.51
                                                    ------    -------    -------    ----------    ------
                                                    ------    -------    -------    ----------    ------
Market value, end of year.........................  $13.60    $11.875    $10.625    $    12.81    $17.75
                                                    ------    -------    -------    ----------    ------
                                                    ------    -------    -------    ----------    ------
Total market value return(1)......................   23.34%     21.53%   - 10.18%      - 12.20%    24.96%
                                                    ------    -------    -------    ----------    ------
                                                    ------    -------    -------    ----------    ------
Total net asset value return(1)...................   16.82%     26.17%    - 6.77%      - 14.21%    20.57%
                                                    ------    -------    -------    ----------    ------
                                                    ------    -------    -------    ----------    ------
RATIOS/SUPPLEMENTAL DATA:
    Net assets, end of year (in millions).........  $124.1    $  91.4    $  78.7    $     91.4    $129.6
                                                    ------    -------    -------    ----------    ------
                                                    ------    -------    -------    ----------    ------
    Ratio of expenses to average daily net assets
      (before expense reduction)..................    1.18%      1.16%      1.18%         1.14%     1.22%
                                                    ------    -------    -------    ----------    ------
                                                    ------    -------    -------    ----------    ------
    Ratio of expenses to average daily net assets
      (net of expense reduction)..................    1.18%      1.15%      1.12%         1.12%     1.17%
                                                    ------    -------    -------    ----------    ------
                                                    ------    -------    -------    ----------    ------
    Ratio of net investment income to average
      daily net assets
      (before expense reduction)..................    7.39%      8.24%      8.61%         7.35%     6.12%
                                                    ------    -------    -------    ----------    ------
                                                    ------    -------    -------    ----------    ------
    Ratio of net investment income to average
      daily net assets
      (net of expense reduction)..................    7.39%      8.25%      8.67%         7.37%     6.17%
                                                    ------    -------    -------    ----------    ------
                                                    ------    -------    -------    ----------    ------
    Portfolio turnover rate.......................      34%        31%        62%           76%       41%
                                                    ------    -------    -------    ----------    ------
                                                    ------    -------    -------    ----------    ------

-------------------

(1) Total market value return is computed based upon the New York Stock Exchange market price of the Fund's shares and excludes the effects of brokerage commissions. Dividends and distributions, if any, are assumed for purposes of this calculation, to be reinvested at prices obtained under the Fund's dividend reinvestment plan. Total net asset value return measures the changes in value over the period indicated, taking into account dividends as reinvested.

                See accompanying notes to financial statements.
--------------------------------------------------------------------------------
                                       12

--------------------------------------------------------------------------------

                  COHEN & STEERS TOTAL RETURN REALTY FUND, INC.
                         NOTES TO FINANCIAL STATEMENTS

NOTE 1. SIGNIFICANT ACCOUNTING POLICIES

    Cohen & Steers Total Return Realty Fund, Inc. (the 'Fund') was incorporated under the laws of the State of Maryland on September 4, 1992 and is registered under the Investment Company Act of 1940 as amended, (the 'Act') as a closed-end, non-diversified management investment company. The Fund had no operations until September 13, 1993 when it sold 7,100 shares of common stock for $100,110 to Cohen & Steers Capital Management, Inc. (the 'Adviser'). Investment operations commenced on September 27, 1993.

    The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America. The preparation of the financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

    Portfolio Valuation: Investments in securities that are listed on the New York Stock Exchange are valued, except as indicated below, at the last sale price reflected at the close of the New York Stock Exchange on the business day as of which such value is being determined. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices for the day.

    Securities not listed on the New York Stock Exchange but listed on other domestic or foreign securities exchanges or admitted to trading on the National Association of Securities Dealers Automated Quotations, Inc. ('NASDAQ') National Market System are valued in a similar manner. Securities traded on more than one securities exchange are valued at the last sale price on the business day as of which such value is being determined as reflected on the tape at the close of the exchange representing the principal market for such securities.

    Readily marketable securities traded in the over-the-counter market, including listed securities whose primary market is believed by the Adviser to be over-the-counter, but excluding securities admitted to trading on the NASDAQ National List, are valued at the mean of the current bid and asked prices as reported by NASDAQ, the National Quotations Bureau, or such other comparable sources as the Board of Directors deems appropriate to reflect their fair market value. Where securities are traded on more than one exchange and also over-the-counter, the securities will generally be valued using the quotations the Board of Directors believes reflect most closely the value of such securities.

    Short-term debt securities, which have a maturity of 60 days or less, are valued at amortized cost, which approximates value.

    Security Transactions and Investment Income: Security transactions are recorded on trade date. Realized gains and losses on investments sold are recorded on the basis of identified cost for accounting and tax purposes. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Interest

--------------------------------------------------------------------------------
                                       13

--------------------------------------------------------------------------------

                  COHEN & STEERS TOTAL RETURN REALTY FUND, INC.
                  NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)

income is recognized on the accrual basis. Discounts and premiums of securities purchased are amortized using the effective yield basis over their respective lives.

    Dividends and Distributions to Shareholders: Dividends from net investment income are declared and paid monthly. Distributions to shareholders are recorded on the ex-dividend date. Dividends will automatically be reinvested in full and fractional shares of the Fund based on the net asset value per share at the close of business on the ex-dividend date unless the shareholder has elected to have them paid in cash.

    A portion of the Fund's dividend may consist of amounts in excess of net investment income derived from non-taxable components of the dividends from the Fund's portfolio investments. Net realized capital gains, unless offset by any available capital loss carryforward, are distributed to shareholders annually.

    Dividends from net investment income and capital gain distributions are determined in accordance with U.S. Federal income tax regulations, which may differ from generally accepted accounting principles. These differences are primarily due to return of capital and capital gain distributions received by the Fund on portfolio securities.

    Federal Income Taxes: It is the policy of the Fund to qualify as a regulated investment company, if such qualification is in the best interest of the shareholders, by complying with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies, and by distributing substantially all of its taxable earnings to its shareholders. Accordingly, no provision for Federal income or excise tax is necessary.

    Borrowings and Leverage: The Fund may borrow for leveraging purposes when an investment opportunity arises but the Adviser believes that it is not appropriate to liquidate any existing investments. The Fund will only borrow when the Adviser believes that the cost of borrowing to carry the assets to be acquired through leverage will be lower than the return earned by the Fund on its longer-term portfolio investments. Should the differential between interest rates on borrowed funds and the return from investment assets purchased with such funds narrow, the Fund would realize less of a positive return, with the additional risk that, during periods of adverse market conditions, the market value of the Fund's entire portfolio holdings (including those acquired through leverage) may decline far in excess of incremental returns the Fund may have achieved in the interim.

NOTE 2. INVESTMENT ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES.

    Investment Advisory Fees: Cohen & Steers Capital Management, Inc. (the 'Advisor') serves as the investment adviser to the Fund, pursuant to an Advisory Agreement (the 'Advisory Agreement'). The Advisor is responsible for the actual management of the Fund's portfolio. The responsibility for making decisions to buy, sell or hold a particular investment rests with the Advisor, subject to review by the Board of Directors and the applicable provisions of the Act. For the services provided pursuant to the Advisory Agreement, the Adviser is entitled to receive a fee, computed daily and payable monthly at an annual rate of 0.70% of the Fund's average weekly net assets. For the year ended December 31, 2001, the Fund incurred investment advisory fees of $787,982.

--------------------------------------------------------------------------------
                                       14

--------------------------------------------------------------------------------

                  COHEN & STEERS TOTAL RETURN REALTY FUND, INC.
                  NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)

    Director's Fees: Certain directors and officers of the Fund are also directors, officers and/or employees of the Adviser. None of the directors and officers so affiliated received compensation from the Fund for their services. Fees and related expenses accrued for non-affiliated directors totaled $33,991 for the year ended December 31, 2001.

NOTE 3. PURCHASES AND SALES OF SECURITIES

    Purchases and sales of securities, excluding short-term investments, for the year ended December 31, 2001, totaled $61,798,571 and $37,593,014, respectively.

NOTE 4. INCOME TAXES

    The Fund had a return of capital of $1,846,456 ($0.22 per share) for the year ended December 31, 2001, which has been deducted from paid-in capital. The remaining distributions during the year were all treated as ordinary income for federal income tax purposes. Short-term capital gains are reflected in the financial statements as realized gains on investments but are typically reclassified as ordinary income for tax purposes.

    At December 31, 2001, the cost of investments and net unrealized appreciation for federal income tax purposes were as follows:

Aggregate cost....................................  $105,365,234
                                                    ------------
Gross unrealized appreciation.....................  $ 18,477,775
Gross unrealized depreciation.....................  $   (697,058)
                                                    ------------
Net unrealized appreciation.......................  $ 17,780,717
                                                    ------------
                                                    ------------

    Net investment income and net realized gains differ for financial statement and tax purposes primarily due to return of capital and capital gain distributions received by the Fund on portfolio securities, and capital loss carryforwards retained from the fund reorganization. To the extent such differences are permanent in nature, such amounts are reclassified within the capital accounts. During the year ended December 31, 2001, the Fund decreased undistributed net investment income by $1,706,293, decreased accumulated net realized loss on investments sold by $736,767 and increased paid-in capital by $969,526.

    At December 31, 2001, the Fund had tax basis capital losses which may be carried over to offset future capital gains, as follows:

Capital loss carryovers expiring in:
    2006...................................  $  742,535
    2007...................................   3,260,592
    2008...................................   3,225,689
    2009...................................   1,064,019
                                             ----------
                                             $8,292,835
                                             ----------
                                             ----------

--------------------------------------------------------------------------------
                                       15

--------------------------------------------------------------------------------

                  COHEN & STEERS TOTAL RETURN REALTY FUND, INC.
                  NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)

    Included in capital loss carryovers are losses of $1,403,404 acquired upon the acquisition of Cohen & Steers Realty Income Fund, Inc. as discussed in
Note 6.

NOTE 5. COMMON STOCK

    At December 31, 2001, the Fund has one class of common stock, par value $0.001 per share, of which 100 million shares are authorized and 9,249,159 shares are outstanding. Cohen & Steers Capital Management, Inc. owned 36,609 shares.

NOTE 6. FUND REORGANIZATION

    On June 1, 2001, Cohen & Steers Total Return Realty Fund, Inc., (the 'Acquiring Fund') acquired all of the assets and assumed the liabilities of Cohen & Steers Realty Income Fund, Inc. (the 'Acquired Fund') in a tax-free reorganization approved by each Fund's shareholders. Under the reorganization plan shareholders of the Acquired Fund received shares in the Acquiring Fund in an amount equal to their holdings in the Acquired Fund. Shareholders of the 3,024,603 shares of the Acquired Fund received 1,850,059 shares of the Acquiring Fund in the transaction on May 31, 2001.

    Following is a summary of the net assets and unrealized appreciation as of the reorganization date:

                                  BENEFICIAL                                 NET ASSET   NET UNREALIZED
                                   INTEREST       SHARES                     VALUE PER   APPRECIATION/
                                  OUTSTANDING   OUTSTANDING    NET ASSETS      SHARE     (DEPRECIATION)
                                  -----------   -----------    ----------      -----     --------------
Acquired Fund
    Cohen & Steers Realty Income   3,024,603            --    $ 24,638,520    $ 8.15      $ 2,486,833
       Fund, Inc................
Acquiring Fund
    Cohen & Steers Total Return           --     7,399,100    $ 98,539,066    $13.32      $ 9,888,952
       Realty Fund, Inc.........
Post Reorganization
    Cohen & Steers Total Return           --     9,249,159    $123,177,586    $13.32      $12,375,785
       Realty Fund, Inc.........

NOTE 7. SUBSEQUENT EVENT

    On January 2, 2002, the Board of Directors of the Fund declared a dividend of $0.08 per share payable on January 31, 2002 to shareholders of record on January 15, 2002.

--------------------------------------------------------------------------------
                                       16

--------------------------------------------------------------------------------

                  COHEN & STEERS TOTAL RETURN REALTY FUND, INC.
                  NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)

NOTE 8. QUARTERLY DATA (UNAUDITED)

                                                             NET
                                                         REALIZED AND
                       TOTAL              NET              UNREALIZED
                     INVESTMENT        INVESTMENT         GAIN/(LOSS)
QUARTERLY PERIOD       INCOME            INCOME          ON INVESTMENTS
----------------  -----------------  -----------------  ------------------
                               PER                PER                 PER
FISCAL 2001         AMOUNT    SHARE    AMOUNT    SHARE    AMOUNT     SHARE
-----------         ------    -----    ------    -----    ------     -----
March 31.......    $1,803,248  $0.24  $1,529,969  $0.20  $ 3,463,378  $ 0.47
June 30........     2,353,911   0.29   2,053,668   0.26   10,650,167    1.25
September 30...     2,761,623   0.30   2,467,444   0.27   (9,089,219)  (0.98)
December 31....     2,682,842   0.29   2,225,077   0.24    3,136,120    0.34
                   ----------  -----  ----------  -----  -----------  ------
                   $9,601,624  $1.12  $8,276,158  $0.97  $ 8,160,446  $ 1.08
                   ----------  -----  ----------  -----  -----------  ------
                   ----------  -----  ----------  -----  -----------  ------

                     NET INCREASE
                    IN NET ASSETS
                      RESULTING         DIVIDENDS AND       NET ASSETS AT
QUARTERLY PERIOD   FROM OPERATIONS      DISTRIBUTIONS       END OF PERIOD
----------------  ------------------  -------------------- -------------------
                                 PER                  PER                  PER
FISCAL 2001          AMOUNT     SHARE     AMOUNT     SHARE     AMOUNT     SHARE
-----------          ------     -----     ------     -----     ------     -----
March 31.......    $ 4,993,347  $ 0.68  $(1,775,679) $(0.24) $ 94,622,529 $12.79
June 30........     12,703,835    0.58   (1,923,691)  (0.24)  130,044,916  14.06
September 30...     (6,621,775)  (0.72)  (2,219,821)  (0.24)  121,199,597  13.10
December 31....      5,361,197    0.34   (2,497,130)  (0.27)  124,063,664  13.41
                  -----------   ------  -----------  ------
                  $16,436,604   $ 1.08  $(8,416,321) $(0.99)
                  -----------   ------  -----------  ------
                  -----------   ------  -----------  ------

                             PER                PER                PER
FISCAL 2000     AMOUNT      SHARE    AMOUNT    SHARE    AMOUNT     SHARE
-----------     ------      -----    ------    -----    ------     -----
March 31......  $1,574,958  $0.21  $1,334,931  $0.18  $  (785,149) $(0.11)
June 30.......   1,958,284   0.26   1,710,610   0.23    8,184,196    1.11
September 30..   2,042,401   0.28   1,797,346   0.25    5,193,914    0.70
December 31...   2,361,398   0.32   2,122,168   0.28      291,502    0.04
                ----------  -----  ----------  -----  -----------  ------
                $7,937,041  $1.07  $6,965,055  $0.94  $12,884,463  $ 1.74
                ----------  -----  ----------  -----  -----------  ------
                ----------  -----  ----------  -----  -----------  ------

                              PER                    PER                  PER
FISCAL 2000     AMOUNT       SHARE     AMOUNT       SHARE      AMOUNT    SHARE
-----------     ------       -----     ------       -----      ------    -----
March 31......  $   549,782  $0.07    $(1,775,684)  $(0.24)   $77,432,192 $10.47
June 30.......    9,894,806   1.34     (1,775,689)   (0.24)    85,551,309  11.56
September 30..    6,991,260   0.94     (1,775,697)   (0.24)    90,766,872  12.27
December 31...    2,413,670   0.33     (1,775,681)   (0.24)    91,404,861  12.35
                -----------  -----    -----------   ------
                $19,849,518  $2.68    $(7,102,751)  $(0.96)
                -----------  -----    -----------   ------
                -----------  -----    -----------   ------

      NOTICE IS HEREBY GIVEN IN ACCORDANCE WITH SECTION 23(c)
   OF THE INVESTMENT COMPANY ACT OF 1940 THAT THE FUND MAY
   PURCHASE, FROM TIME TO TIME, SHARES OF ITS COMMON STOCK IN
   THE OPEN MARKET.

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                                       17

--------------------------------------------------------------------------------

                  COHEN & STEERS TOTAL RETURN REALTY FUND, INC.
                       REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Directors and Shareholders of Cohen & Steers Total Return Realty Fund, Inc.:

    In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Cohen & Steers Total Return Realty Fund, Inc. (the 'Fund') at December 31, 2001, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as 'financial statements') are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2001 by correspondence with the custodian, provide a reasonable basis for our opinion.

                                                     PRICEWATERHOUSECOOPERS LLP

New York, New York
February 4, 2002

--------------------------------------------------------------------------------
                                       18

--------------------------------------------------------------------------------

                  COHEN & STEERS TOTAL RETURN REALTY FUND, INC.

                           DIVIDEND REINVESTMENT PLAN

    The Fund has a Dividend Reinvestment Plan (the 'Plan'). Each shareholder may elect to have all distributions of dividends and capital gains automatically reinvested in additional shares by Equiserve Trust Company (the 'Plan Agent'), as agent for shareholders pursuant to the Plan. The Plan Agent will effect purchases of shares under the Plan in the open market. Shareholders who do not participate in the Plan will receive all distributions in cash paid by check mailed directly to the shareholder of record (or if the shares are held in street or other nominee name, then to the nominee) by the Plan Agent, as dividend disbursing agent. Shareholders whose shares are held in the name of a broker or nominee should contact the broker or nominee to determine whether and how they may participate in the Plan.

    The Plan Agent serves as agent for the shareholders in administering the Plan. After the Fund declares a dividend or makes a capital gain distribution, the Plan Agent will, as agent for the participants, receive the cash payment and use it to buy shares in the open market, on the New York Stock Exchange or elsewhere, for the participants' accounts. The Fund will not issue any new shares in connection with the Plan.

    Participants in the Plan may withdraw from the Plan upon written notice to the Plan Agent. Such withdrawal will be effective immediately if received not less than ten days prior to a dividend record date; otherwise, it will be effective for all subsequent dividend record dates. When a participant withdraws from the Plan or upon termination of the Plan as provided below, certificates for whole shares credited to his or her account under the Plan will be issued and a cash payment will be made for any fraction of a share credited to such account, or the Plan Agent will sell the participant's shares and send the participant the proceeds less a service fee and brokerage commissions.

    The Plan Agent maintains each shareholder's account in the Plan and furnishes written confirmations of all transactions in the accounts, including information needed by the shareholders for personal and tax records. Shares in the account of each Plan participant will be held by the Plan Agent on behalf of the participant. Proxy material relating to shareholders' meetings of the Fund will include those shares purchased as well as shares held pursuant to the Plan.

    If shares are held in the name of a brokerage firm, bank, or other nominee, shareholders should contact the nominee to see if it will participate in the Plan on their behalf. If shareholders wish to participate in the Plan, but their brokerage firm, bank or other nominee is unable to participate on their behalf, they should request to reregister shares in their own name, which will enable participation in the Plan.

    The Plan Agent's fees for the handling of reinvestment of dividends and other distributions will be paid by the Fund. Each participant will pay a pro rata of brokerage commissions incurred with respect to the Plan Agent's open market purchases in connection with the reinvestment of distributions. There are no other charges to participants for reinvesting dividends or capital gain distributions.

    The automatic reinvestment of dividends and other distributions will not relieve participants of any income tax that may be payable or required to be withheld on such dividends or distributions.

    Experience under the Plan may indicate that changes are desirable. Accordingly, the Fund reserves the right to amend or terminate the Plan as applied to any distribution paid subsequent to written notice of the change sent

--------------------------------------------------------------------------------
                                       19

--------------------------------------------------------------------------------

                  COHEN & STEERS TOTAL RETURN REALTY FUND, INC.

to all shareholders of the Fund at least 90 days before the record date for the dividend or distribution. The Plan also may be amended or terminated by the Plan Agent by at least 90 days' written notice to all shareholders of the Fund. All correspondence concerning the Plan should be directed to the Plan Agent at Equiserve Trust Company, 150 Royall Street, Canton, MA 02021 (telephone:
800-426-5523).

                               ADDITIONAL INFORMATION

    During the period, there have been no material changes in the Fund's investment objectives or fundamental policies that have not been approved by the shareholders. There have been no changes in the Fund's charter or By-Laws that would delay or prevent a change in control of the Fund which have not been approved by shareholders. There have been no changes in the principal risk factors associated with the investment in the Fund.

    Effective January 11, 2002, Greg E. Brooks was named an additional portfolio manager of the Fund. Mr. Brooks joined Cohen & Steers Capital Management, Inc., the Adviser, as a Vice President and Investment Analyst in April 2000, and became a Senior Vice President in January 2002. Prior to joining Cohen & Steers, Mr. Brooks was an investment analyst with another real estate securities manager. He is a Chartered Financial Analyst. Mr. Brooks will manage the Fund with Martin Cohen and Robert H. Steers, who continue in their role as co-portfolio managers.

--------------------------------------------------------------------------------
                                       20

--------------------------------------------------------------------------------

                  COHEN & STEERS TOTAL RETURN REALTY FUND, INC.

                     PRIVACY POLICY

    The Fund is committed to maintaining the privacy of its shareholders and to safeguarding their personal information. The following is provided to help you understand what personal information the Fund collects, how we protect that information, and why in certain cases we may share this information with others.

    The Fund does not receive any personal information relating to shareholders who purchase shares through an intermediary that acts as the record owner of the shares. In the case of shareholders who are record owners of the Fund, to conduct and process your business in an accurate and efficient manner, we must collect and maintain certain personal information about you. This is the information we collect on applications or other forms, and from the transactions you make with us.

    The Fund does not disclose any personal information about its shareholders or former shareholders to anyone, except as required or permitted by law or as is necessary to service shareholder accounts. We will share information with organizations, such as the Fund's transfer agent, that assist the Fund in carrying out its daily business operations. These organizations will use this information only for purposes of providing the services required or as otherwise as may be required by law. These organizations are not permitted to share or use this information for any other purpose. In addition, the Fund restricts access to personal information about its shareholders to employees of the Adviser who have a legitimate business need for the information.

--------------------------------------------------------------------------------
                                       21

--------------------------------------------------------------------------------

                  COHEN & STEERS TOTAL RETURN REALTY FUND, INC.

                        INFORMATION ABOUT FUND DIRECTORS

                                                                                                     NUMBER OF
                                                                                                     PORTFOLIOS
                                                                                                      OVERSEEN
                                                                                                     WITHIN THE
                             POSITION(S) HELD     TERM OF    LENGTH OF    PRINCIPAL OCCUPATION(S)       FUND
  NAME, ADDRESS AND AGE          WITH FUND        OFFICE    TIME SERVED    DURING PAST FIVE YEARS     COMPLEX
-------------------------   -------------------   -------   -----------   ------------------------   ----------
Robert H. Steers ........   Director, Chairman     Three       Since      Chairman of Cohen &            6
757 Third Avenue               and Secretary       Year      Inception    Steers Capital
New York, New York                                 Terms                  Management, Inc., the
Age: 48                                                                   Fund's Investment
                                                                          Manager.

Martin Cohen ............   Director, President    Three       Since      President of Cohen &           6
757 Third Avenue               and Treasurer       Year      Inception    Steers Capital
New York, New York                                 Terms                  Management, Inc., the
Age: 52                                                                   Fund's Investment
                                                                          Manager.

Gregory C. Clark ........        Director          Three       Since      Private Investor. Prior        6
376 Mountain Laurel Drive                          Year      Inception    thereto, President of
Aspen, Colorado                                    Terms                  Wellspring Management
Age: 54                                                                   Group (investment
                                                                          advisory firm).

Bonnie Cohen ............        Director          Three      2001 to     Consultant. Prior              6
1824 Phelps Place, N.W.                            Year       Present     thereto, Undersecretary
Washington, D.C.                                   Terms                  of State, United States
Age: 59                                                                   Department of State.

George Grossman .........        Director          Three       Since      Attorney-at-law.               6
17 Elm Place                                       Year      Inception
Rye, New York                                      Terms
Age: 47

Richard J. Norman .......        Director          Three      2001 to     Private Investor. Prior        6
7520 Hackamore Drive                               Year       Present     thereto, Investment
Potomac, Maryland                                  Terms                  Representative of Morgan
Age: 58                                                                   Stanley Dean Witter.

Willard H. Smith, Jr.....        Director          Three      1996 to     Board member of Essex          6
5208 Renaissance Avenue                            Year       Present     Property Trust, Inc.,
San Diego, California                              Terms                  Highwoods Properties,
Age: 64                                                                   Inc. and Realty Income
                                                                          Corporation. Managing
                                                                          director at Merrill
                                                                          Lynch & Co., Equity
                                                                          Capital Markets Division
                                                                          from 1983 to 1995.

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                  COHEN & STEERS TOTAL RETURN REALTY FUND, INC.

                          MEET THE COHEN & STEERS FAMILY OF OPEN-END FUNDS:

              FOR HIGH CURRENT INCOME:                                  FOR TOTAL RETURN:

                 COHEN & STEERS                                          COHEN & STEERS
               EQUITY INCOME FUND                                        REALTY SHARES

      IDEAL FOR INVESTORS SEEKING A HIGH DIVIDEND         IDEAL FOR INVESTORS SEEKING MAXIMUM TOTAL
      YIELD AND CAPITAL APPRECIATION, INVESTING           RETURN THROUGH BOTH CURRENT INCOME AND
      PRIMARILY IN REITS                                  CAPITAL APPRECIATION, INVESTING PRIMARILY IN
      A, B, C AND I SHARES AVAILABLE                      REITS
      SYMBOLS: CSEIX, CSBIX, CSCIX, CSDIX                 SYMBOL: CSRSX

            FOR CAPITAL APPRECIATION:                               FOR TOTAL RETURN:

                 COHEN & STEERS                                      COHEN & STEERS
               SPECIAL EQUITY FUND                            INSTRUCTIONAL REALTY SHARES

      IDEAL FOR INVESTORS SEEKING MAXIMUM CAPITAL         IDEAL FOR INVESTORS SEEKING MAXIMUM TOTAL
      APPRECIATION, INVESTING IN A LIMITED NUMBER         RETURN THROUGH BOTH CURRENT INCOME AND
      OF COMPANIES ENGAGED IN THE REAL ESTATE OR          CAPITAL APPRECIATION, INVESTING PRIMARILY IN
      RELATED INDUSTRIES                                  REITS
      CONCENTRATED, HIGHLY FOCUSED PORTFOLIO              OFFERS LOW TOTAL EXPENSE RATIO
      SYMBOL: CSSPX                                       HIGHER MINIMUM PURCHASE REQUIRED
                                                          SYMBOL: CSRIX

                          FOR MORE INFORMATION ABOUT ANY COHEN & STEERS FUND
                           OR TO OBTAIN A PROSPECTUS PLEASE CONTACT US AT:
                    1-800-330-REIT, OR VISIT OUR WEBSITE AT WWW.COHENANDSTEERS.COM

     THE PROSPECTUS CONTAINS MORE INFORMATION ABOUT EACH FUND INCLUDING ALL CHARGES AND EXPENSES,
                           AND SHOULD BE READ CAREFULLY BEFORE YOU INVEST.
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                  COHEN & STEERS TOTAL RETURN REALTY FUND, INC.

OFFICERS AND DIRECTORS                   KEY INFORMATION

Robert H. Steers                         INVESTMENT ADVISER
Director and Chairman                    Cohen & Steers Capital Management, Inc.
                                         757 Third Avenue
Martin Cohen                             New York, NY 10017
Director and President                   (212) 832-3232

Gregory C. Clark
Director
                                         FUND ADMINISTRATOR AND CUSTODIAN
Bonnie Cohen                             State Street Corp.
Director                                 225 Franklin Street
                                         Boston, MA 02110
George Grossman
Director                                 TRANSFER AGENT
                                         Equiserve Trust Company
Richard J. Norman                        150 Royall Street
Director                                 Canton, MA 02021
                                         (800) 426-5523
Willard H. Smith, Jr.
Director                                 LEGAL COUNSEL
                                         Simpson Thacher & Bartlett
                                         425 Lexington Avenue
Adam Derechin                            New York, NY 10017
Vice President and Assistant Treasurer

Lawrence B. Stoller                      New York Stock Exchange Symbol: RFI
Assistant Secretary
                                         Website: www.cohenandsteers.com

                                         This report is for shareholder
                                         information. This is not a prospectus
                                         intended for use in the purchase or
                                         sale of Fund shares. Past performance
                                         is of course no guarantee of future
                                         results and your investment may be
                                         worth more or less at the time you
                                         sell.
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    COHEN & STEERS
TOTAL RETURN REALTY FUND


-----------------------
 ANNUAL REPORT
DECEMBER 31, 2001

COHEN & STEERS
TOTAL RETURN REALTY FUND
757 THIRD AVENUE
NEW YORK, NY 10017